iGAMBIT Acquires Assets and Operations of

IGX-GLOBAL

Acquired Operations expected to show revenue of $39

million for the year ending December 31, 2012

Press Release: iGambit Inc – Mon, Jan 7, 2013 12 PM EST

SMITHTOWN,   NY.,   Jan.   7,   2013   /PRNewswire/   --   iGAMBIT,   Inc.   (OTCQB:   IGMB),   a

diversified    technology  development  and  holding  company,  announced  that  on  December  31,

2012   it   acquired   the   assets   and   business   of   igxGlobal,   Inc   and   igxGLOBAL  UK   Limited

(“igxGLOBAL”). igxGLOBAL  is an internationally recognized information technology services company with core competencies in IT network infrastructure and data security solutions.

The acquisition was structured as a stock and asset purchase for a combination of cash, notes and

iGambit  common  stock  A  portion  of  the  purchase  price  will  be  escrowed  based  on  the  future performance of igxGLOBAL over a three-year period.

The   new   iGAMBIT   subsidiary   will   be   known   as   IGXGLOBAL,   Corp.   and   IGX   EMEA,

respectfully.  With  world  headquarters  in  Rocky  Hill,  Connecticut  and  European  headquarters  in

Canterbury   Kent,   England,   IGXGLOBAL   provides   best-of-breed   information   network   and

security  integration  products  and  services  to  enterprise  customers  of  all  sizes  throughout  North

America  and  Europe.  The  largest  industries  served  by  IGXGLOBAL  customers  include  major banks,  financial  securities  companies,  stock  exchanges,  insurance  companies,  hospital  groups,

and universities.    The  company is  a value-added  reseller of over twenty IT  network  and security products.

Thomas  Duffy,  the  sole  owner  of  igxGLOBAL  prior  to  the  sale,  will  continue  to  serve  as

President  and  CEO  of  IGXGLOBAL,  Corp.   Thomas   stated,  “We  are  delighted  to  become  the

keystone business of iGambit and believe by taking a leading role in this public company we can grow  a  very  profitable  and  significant  company  in  the  IT  segment  of  the  industry.  Our  plan  will be  to  seek  growth  both  internally  and  by  combining  with  other  IT  consulting  companies  that bring  complementary  products  and  services  that  support  the  business  needs  that  our  many customer relationships have shared with us.”

John   Salerno,   Chairman   and   CEO   of   iGambit,   said,   “We   have   looked   long   and   hard   for

technology  companies  that  can  benefit  from  ownership  in  the  iGambit  holding  company  model

and  that  exhibit  exceptional  management  and  significant  potential  for  growth.   I  am  pleased  to

report  that  we  have  found  a  terrific  opportunity  for  iGambit,  igxGLOBAL  and  our  stakeholders

in  this  combination.   We  look  forward  to  having  a  close  and  rewarding  relationship  with  Tom

Duffy  and  the  igxGLOBAL  team  as  they  seek  to  continue  on  their  mission  of  providing  critical services  and  products  in  the  expanding  and  dynamic  IT  infrastructure  and  security  space,  while creating value for all of our shareholders.”

About  iGambit  Inc:

iGambit  (OTCBB:  IGMB,  www.igambit.com  )  is  a  fully  reporting

publicly-held  company  focused  on  the  technology  markets.   The  stock  has  not  been  listed  for

trading pending the  acquisition of a substantial business of the size of  igxGLOBAL.   Prior to the

acquisition  of  igxGLOBAL,  iGambit  had  one  operating  subsidiary  in  the  business  of  providing

media  technology  services  to  the  real  estate  industry.   iGambit's  focus  is  to  grow  its  businesses

and  seek  additional  accretive  technology  companies  that  might  benefit  from  public  ownership.

iGambit   plans   to   assume   an   active   role   in   the   development   and   growth   of   igxGLOBAL,

providing both strategic guidance and operational support.

About  igxGLOBAL  Inc.:   igxGLOBAL (www.igxGLOBAL.com  ),  now  a  subsidiary of  iGambit,

Inc.,   provides   enterprise   clients   security   and   network   infrastructure   services   and   products.

Working  independently,  or  alongside  key  technology  partners,  igxGLOBAL  brings  a  wealth  of solutions  experience  to  that  help  clients  to  develop,  deploy  and  sustain  an  effective  long  term network and information security practice. igxGLOBAL delivers on these  solutions by providing clients  with  the  intelligence  required  to  make  informed  decisions,  the  products  that  provide insight  and  enforcement,  the  expertise  and  operational  support  to  ensure  smooth  integration  and

performance.    igxGLOBAL  is  committed  to  helping  its  clients  design,  operate  and  assure  their networks with greater flexibility, security, efficiency and scalability.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by iGambit are "forward-looking statements"

within  the  meaning  of  the  Private  Securities  Litigation  Reform  Act  of  1995.  Such  information includes,  without  limitation,  the  business  outlook,  assessment  of  market  conditions,  anticipated

financial   and   operating   results,   strategies,   future   plans,   contingencies   and   contemplated

transactions  of  the  company.  Such  forward-looking  statements  are  not  guarantees  of  future performance  and  are  subject  to  known  and  unknown  risks,  uncertainties  and  other  factors which

may   cause   or   contribute   to   actual   results   of   company   operations,   or   the   performance   or

achievements  of  the  company  or  industry  results,  to  differ  materially  from  those  expressed,  or implied  by  the  forward-looking  statements.  In  addition  to  any  such  risks, uncertainties  and  other factors  discussed  elsewhere  herein,  risks,  uncertainties  and  other  factors  that  could  cause  or contribute  to  actual  results  differing  materially  from  those  expressed  or  implied  for  the  forward-

looking  statements  include,  but  are  not  limited  to  fluctuations  in  demand;  changes  to  economic growth in the U.S. and the European economy U.S. and EU government policies and regulations,

including,  but  not  limited  to  those  affecting  the  t  and  IT  solutions  industry.  iGambit  undertakes no  obligation  to  publicly  update  any  forward-looking  statements,  whether  as  a  result  of  new information, future events or otherwise. Actual results, performance or achievements could differ materially  from  those  anticipated  in  such  forward-looking  statements  as  a  result  of  certain factors,  including  those  set  forth  in  iGambit  Inc's  filings  with  the  Securities  and  Exchange

Commission.

Investor Contact:

Jeff Ramson, CEO

ProActive Capital Group LLC

646-863-6341    jramson@proactivecapitalgroup.com